盱眙经济开发区
项目投资协议
Xuyi Economic Development Zone
Project Investment Contract

项目名称： 昌盛循环经济产业园

Project Name: Chisen Circular Economy Industry Park

引资单位： 官滩镇人民政府

Investment Institution: Guantan Town Government

日    期：2010年    月    日

Date: September 6, 2010

甲方：江苏盱眙经济开发区管委会（以下简称甲方）
乙方：昌盛电气江苏有限公司 （以下简称乙方）
Party A: Jiangsu Xuyi Economic Development Zone Administrative Committee (hereinafter referred to as “Party A”)
Party B: Chisen Electric Jiangsu Co., Ltd. (hereinafter referred to as “Party B”)

为了加强盱眙地方经济建设，促进工业经济发展，经甲、乙双方商定，就乙方在盱眙经济开发区投资建设昌盛循环经济产业园 项目，达成一致意见，签订合同如下：
In order to strengthen the local economic construction of Xuyi County and promote the development of industrial economy, this Contract is made and entered into between Party A and Party B under mutual consent aiming to build Chisen Circular Economy Industry Park in Xuyi Economic Development Zone. Both parties do hereby mutually covenant and agree as follows:

      一、项目概况Project profile
1、项目名称：Project Name
2、项目投资人：Project Investing Institution:

3、项目规模：乙方承诺对本项目的投资规模达到固定资产
投入 15000 万元以上，生产 工 业 类产品，拟用地面积约为277.48亩，总建筑面积 128000 万㎡以上，投资强度为 150 万元/亩（最低不低于 120 万元/亩）以上，亩均产出税收达3万元。

Project Scale: Party B promises to invest over RMB150,000,000 in fixed assets for manufacturing industrial products. The land area and covered area are 277.48 mu and over 1,280,000,000 square meters in total construction area. The investment will be over RMB1,500,000 per mu (the lowest will be not less than RMB1,200,000 per mu). The tax generated by each mu will be RMB30, 000 on average.

二、项目投资及建设进度Project Investment and Construction Process
1、乙方承诺其项目工程于本合同签订之日起 20 日内进行首期开工，首期开工的建筑面积不得低于 128000 ㎡；
Party B promises to start the first stage construction within 20 days as of the date when this Contract is signed. The covered area during the first stage will not be less than 128,000㎡.

2、乙方保证该项目全部工程在本合同签订之日起至2011年12月31日前竣工并经验收认可后投产，且实际投资达到固定资产投资额70%以上。
Party B will make sure that the construction could be completed on or before December 31, 2011 from the date of this Contract is signed. The project, after inspection, will be launched into production with actual investment fund exceeding 70% of the fixed assets.

三、甲方的权利和义务Party A’s Rights and Duties
1、根据本合同约定的乙方对项目的投入和建设规模，甲方同意乙方项目进入盱眙经济开发区，享受江苏省最低的控制标准（十三类）土地价格。
Based on the investment fund and construction scale prescribed in the Contract, Party A permits Party B’s entry into Xuyi Economic Development Zone and enjoy the lowest control standard (Class 13) of the land price in Jiangsu Province.

2、甲方承诺协助乙方报批该项目使用开发区龙山路、金源路、兰花大道、海棠大道四路之间位置的土地约 277.48亩，具体位置、面积见规划用地红线图。
Party A promises to assist Party B to acquire the land for the project, where will be located in Longshan Road, Jinyuan Road, Lanhua Road and Haitang Road with the total area of 277.48mu.  The detailed location and area will be displayed on the site map.
3、甲方按照盱眙县委、县政府有关规定，为乙方在盱眙建设项目提供相关的优惠政策和优质服务。优惠期自合同约定竣工投产之日起算。
Party A will, abiding the rules and regulations stipulated by Xuyi County Government, provide Party A with certain project-related preferred policies and service. Those preferred policies and service will be commenced on the date, as agreed in the Contract, when the construction is completed and production is launched.
4、甲方负责乙方项目工程区域六通”，即路通、供水通、排水通、电通、电信通、有线电视通。供水通边至乙方企业红线，供电如乙方用电质量要求较高，超出开发区现有共有线路电压等级范围，需架设专线的，由乙方自行投资。
Party A will make sure that all road, water supply, drain system, electricity supply, telecommunication and cable TV in the project area are in normal operation. Water supply will be connected to Party B’s project area.  Party B will setup a special electricity cable on its own expenses if the demand of electricity supply is higher than loading limit of the economic zone.
5、甲方负责建议由李森县长为乙方项目总帮办，为项目帮办，具体帮助解决乙方在筹建、生产过程中所遇到的相关问题。

Party A proposes the county mayor Mr. Li Sen to be the coordinator for helping and solving any problems arising during the construction and production process.
6、甲方有权对乙方项目投入及施工、建设、生产经营活动进行监督检查，发现乙方有违约违规行为，有权纠正。对乙方违反本合同约定的，有权根据乙方违约的程度决定要求乙方纠正违约行为，承担违约责任，或解除合同，收回乙方的土地。
Party A has the right to supervise the project and check whether there are any violations on Party B.  If violations occur, Party A will have the right to correct them, where Party B will assume the responsibility, or Party A will terminate the Contract and reclaim the land.

四、乙方的权利和义务
Party B’s Rights and Duties
1、乙方在开发区的建设项目，应符合国家和地方的相关法律、法规和产业政策。在项目进区后，迅速向有关部门申报并办理项目立项、环评和用地等相关手续。
The construction project conducted by Party B will abide by the relevant national and local laws and rules and industry policies. Once the project is started, Party B will apply to the corresponding departments for setting up project applications, environment evaluation and land-using matters.
2、乙方须于本合同签订后五日内向甲方交纳 万元项目定金，否则本合同中止执行，预选土地无效。
Party B will prepay RMB as deposit within 5 days upon signing of this Contract; otherwise, this Contract will be terminated and the land chosen will be invalid.

3、乙方必须确保按本合同约定的项目规模、建设进度对项目进行投入及建设，如乙方达不到上述条件和要求中任何一项的，乙方自愿放弃享受进区项目优惠政策，承担本合同规定的违约责任。对乙方未按约定的建设进度开工，超过本合同约定期限七日的，甲方有权解除本合同，收回土地重新安排他人使用；对乙方未按约定的建设进度建设的，甲方有权立即收回土地，乙方所交纳的项目定金不予退还，地面建筑物以甲方委托有关部门的评估价收回，设备由乙方在被决定收回土地之日起三个月内自行清除，逾期不予清除的，视作为乙方放弃所有权，甲方有权进行处置。
Party B will make sure that the project scale, progress, fund invested in and the construction are strictly complied with this Contract. If Party B fails to comply with any of the requirements listed above, Party B will be considered giving up the preferred policies voluntarily and assuming the responsibilities of breaching prescribed in the Contract.  If Party B fails to start the construction progress and delayed more than 7 days of starting described in this Contract, Party A has the right to terminate the Contract and reclaim the land for others;  if Party B fails to follow the construction schedule, Party A has the right to reclaim the land and keep the project deposit. All ground buildings will be recollected at the assessed value, which will be evaluated by valuation firm appointed by Party A.  All equipment will be removed by Party B within three months after the land was reclaimed by Party A.  If Party B fails to remove any equipment after the three months period, they will be deemed as Party B giving up the ownership and they will be at Party A’s disposal.

4、对乙方未达到本合同约定的项目建设要求和投入规定，造成土地闲置，超过一年未使用的，甲方政府及主管部门每年每亩收取乙方土地出让金的20%的土地闲置费，连续两年未使用的，甲方有权立即解除本合同，甲方政府及主管部门除按上述标准收取乙方土地闲置费外，还有权无偿收回乙方土地使用使用权，乙方已建地面建筑及投入的设备由乙方在被收回土地之日起三个月内自行清除，逾期不予清除的，视作乙方放弃所有权，甲方有权进行处置。乙方所交项目保证金也不予退还。
If Party B leaves the land unused more than one year, Party A will collect a penalty for unused land, which equal to 20% of the land transfer amount per mu.  If the unused land period occurs for two consecutive years, Party A has the right to terminate this Contract. The government of Party A and other corresponding departments could also reclaim the land use right; and Party B will remove the ground structure and equipment within three months after the land was reclaimed.  If Party B fails to remove after the three months period, it will be deemed as Party B giving up the ownership and it will be at Party A’s disposal.  Party A could keep the project deposit as well.
5、乙方须履行基本建设程序，依据规划用地红线图和规划设计要点（见附件），委托有资质的规划设计单位设计总体布局平面图、总体设计效果图以及施工图，在经甲方、消防等安全监管部门审查同意后，选择有资质的建筑单位施工，并向县工程建设质量监督部门申请质量监督，向县建工局申请办理施工许可证。凡进区的企业要依法办理消防行政审批手续，安全设施必须做到“三同时””，未通过“三同时”的企业不得投入生产。工程竣工后，必须经相关部门验收合格后，方可投入使用。建设单位须在盱眙交纳建筑税费。

Party B will perform the basic construction process and entrust a qualified institution to design the overall layout plan and construction drawings based on the planned land-use map. After inspection and approval given by Party A and other fire safety departments, Party B will choose a qualified construction company and apply to county-level construction quality supervision departments and construction project departments for quality supervision and construction permit license. All enterprises located in Xuyi Economic Development Zone must obtain the fire control approval. The construction will be inspected and approved before production. The construction company will pay construction taxes and fees in Xuyi County.
6、乙方在经济开发区的建设项目，必须不超红线用地，不移位建设，不改变经审批的建设方案，不改变工业项目用途。项目投产后，做到按章纳税、依法经营，并且亩均产出税收需达3万元以上。对亩均产出税收达不到3万元的，自愿放弃增值税、所得税等优惠政策。
The construction project launched in economic development zone should strictly comply with the Contract. After the project was in operation, Party B will do their business according to the laws and pay taxes as required. The tax revenue will reach RMB30, 000 per mu on average. If the averge tax revenue per mu is less than RMB30, 000, Party B will give up the preferred policies on the value add tax, income tax and etc.
7、项目竣工投产后，如乙方污染物排放超标，达不到环评报告要求，并且限期整改仍不达标的，由县环保部门和项目引资单位清退乙方项目出区。由此造成的所有损失由乙方自行承担。
After the completion of construction and in production, if Party B’s pollutant discharge exceeds the standards and could not meet the requirements set by environment department, and Party B could not reach the standard within the correction period, then Party B will force to retreat from Xuyi economic development zone.  Party B will bear all the loss incurred.

五、合同的变更、解除和终止
Change, Cancellation and Termination of Contract
1、合同生效后，即具有法律约束力，任何一方不得随意变更或解除；需要变更或解除合同时，提出变更或解除合同一方必须提前3个月书面通知对方，并征得对方同意后，由双方协商一致，达成书面协议方可变更或解除合同。
Once the Contract is effective, neither party could change or cancel the Contract by itself.  If this Contract needs to be changed or cancelled, the applying Party should keep the other Party informed by written notification with a three-month advance notice period. The Contract can be changed or cancelled under mutual consent by both parties.
2、合同履行期间，如果国家政策调整与合同签订时发生重大变化，受影响的一方可以提出变更或解除合同。合同签订后任何一方因不可抗力的原因，使合同无法完全履行或者无法履行的，可免除其违约责任。
During the contract period, if the national policies are changed materially to the extent that it is impossible to execute the Contract, the affected Party could change or cancel the Contract.  Due to the force majeure, causing the non-performance or the damages to either party, the other party may not undertake the breaching liability.
六、违约责任
Breach Liabilities
1、甲、乙双方任何一方若违背合同约定，造成的一切后果由违约者自行承担。
If breaching the Contract is due to either party’s fault, the breaching party will undertake all the liability.
2、乙方在未取得甲方许可的情况下，将项目擅自转让给第三方投入实施的，甲方有权单方面解除合同，无偿收回乙方使用的土地及地面建筑物和设施，乙方并应承担由此给双方造成的一切经济损失。
If Party B transfers the project to the third parties without Party A’s authorization, Party A has the right to terminate the Contract and reclaim the land, ground buildings and facilities without compensation. Party B will undertake all economic losses caused to both parties.

3、甲方未按本合同约定履行义务的，应赔偿给乙方造成的实际经济损失。
If Party A fails to carry out its obligations and duties described in this Contract, Party A will compensate Party B for all the economic damage.

七、本合同未尽事宜，甲乙双方另行商定，并作为合同的附件，具有同等法律效力。
Matters not covered in this Contract will be negotiated by both Parties and attached as annex to the Contract with the same legal effect.

八、争议解决方式
Dispute Settlement
在执行本合同过程中，如有争议，甲、乙双方协商解决；协商不成的，可诉请本项目所在地（即甲方所在地）人民法院裁决。
Whenever a dispute between both parties occurs during the Contract period, both parties should seek for a settlement through negotiation.  If the negotiation is failed, either party may bring the case to the people’s court (Party A’s location).

九、本合同自签字盖章之日起生效。本合同一式六份，具有同等法律效力，甲、乙双方各执两份，引资单位和“重点项目办”各执一份。
This Contract is effective when it is signed.  This Contract will have six copies with the same legal effect.  Each Party holds two copies and the Investment Attracting Institution and “Key Project Office” holds one copy.

该项目的引资单位为：

Name of the Investment Attracting Institution:

甲方代表签字：	乙方代表签字：

Party A’s signature	Party B’s signature

/s/ Authorized Person	/s/ Authorized Person

法人代表：	法人代表：

Legal Representitive:	Legal Representitive:

/s/ Legal Representative	/s/ Legal Representative

地址：	地址：

Address:	Address:

联系电话：	联系电话：

Tel:	Tel:

年 月 日

Date:    September 6, 2010